UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2007
The Hallwood Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-08303	51-0261339

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3710 Rawlins, Suite 1500, Dallas, Texas	75219

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 528-5588

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     The Company has received a notice from the staff of the American Stock Exchange (the “Amex”), dated April 20, 2007, advising that the Company is not in compliance with Amex’s continued listing standards, as provided in Sections 134 and 1101 of the Amex Company Guide. The notice was prompted by the Company’s failure to timely file with the Securities and Exchange Commission the Company’s annual report on Form 10-K as of and for the year ended December 31, 2006. For more information, see Item 8.01 of this current report.
     The Amex notice requires that the Company submit a plan by May 21, 2007 advising the Amex of action the Company has taken, or will take, to bring the Company into compliance with the continued listing standards by no later than October 16, 2007. As required by the Amex’s notice, on April 23, 2007, the Company issued a press release disclosing the receipt of the notice and the Company’s non-compliance with the specified provisions of the Amex continued listing standards. A copy of this press release is attached as Exhibit 99.1 to this current report on Form 8-K.
     The Company intends to submit a plan to the Amex and anticipates that the Company will be able to file its Form 10-K on or prior to May 15, 2007.

Item 8.01.	Other Events.
     On April 23, 2007, the Company issued a press release announcing that the Company was not able to file its annual report on Form 10-K as of and for the year ended December 31, 2006 by April 16, 2007.
     The Company’s notification of late filing with respect to the Form 10-K, filed with the SEC on April 3, 2007, indicated that the Company — consistent with its expectations at the time — would file its Form 10-K on or before April 16, 2007. The Company now expects that it will be able to file its Form 10-K on or before May 15, 2007. The additional delay in filing the Company’s Form 10-K is primarily because it had not completed its assessment of the value of its investment in Hallwood Energy, L.P., a 25% owned affiliate of the Company. The assessment is affected by the current status of Hallwood Energy’s loan facility under which $40,000,000 has been advanced. At April 23, 2007, Hallwood Energy was in default of certain covenants under the loan facility and is negotiating a replacement of the loan facility, which Hallwood Energy believes may be completed by May 15, 2007.

Item 9.01	Financial Statements and Exhibits.
     (c) Exhibits.
     The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit
Number	Description of Exhibit
99.1	Press release, dated April 23, 2007, disclosing receipt of a letter from the American Stock Exchange indicating that the Company is not in compliance with certain provisions of the Amex’s continued listing standards and disclosing the amount of a non-cash impairment charge.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HALLWOOD GROUP INCORPORATED
Date: April 23, 2007	By:	/s/ Melvin J. Melle
		Name:	Melvin J. Melle
		Title:	Vice President

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
99.1	Press release, dated April 23, 2007, disclosing receipt of a letter from the American Stock Exchange indicating that the Company is not in compliance with certain provisions of the Amex’s continued listing standards and disclosing the amount of a non-cash impairment charge.